SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 14, 2003
Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6321
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated February 14, 2003 titled “ON Semiconductor Corporation Announces Rule 144A Private Offering of Senior Secured Notes.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated February 14, 2003 titled “ON Semiconductor Corporation Announces Rule 144A Private Offering of Senior Secured Notes.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: February 14, 2003
	By:	/S/ G. SONNY CAVE

G. Sonny Cave
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated February 14, 2003 titled “ON Semiconductor Corporation Announces Rule 144A Private Offering of Senior Secured Notes.”

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